CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	3 Months Ended
Mar. 31, 2023 USD ($) $ / shares shares
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Product revenues	$ 8,349,422
Cost of sales	4,674,259
Gross profit	3,675,162
Operating expenses:
Selling, general and administrative	13,665,614
Research and development	243,779
Total operating expenses	13,909,393
Loss from operations	(10,234,231)
Change in fair value of warrant liability	1,726,000
Interest expense	(1,248,677)
Other expense	(176,498)
Total other income	300,825
Loss before income tax benefit	(9,933,406)
Net Loss	$ (9,933,406)
Net Income (Loss) Per Common Share
Basic | $ / shares	$ (0.35)
Diluted | $ / shares	$ (0.35)
Weighted-average common shares outstanding:
Diluted | shares	28,889,604